SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  January 10, 2001

(Date of earliest event reported)

                  UAL CORPORATION

   (Exact name of registrant as specified in its charter)

            Delaware              1-6033       36-2675207

(State or other jurisdiction    (Commission    (I.R.S. Employer

     of incorporation)           File Number)   Identification No.)

1200 Algonquin Road, Elk Grove Township, Illinois       60007

(Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code (847) 700-4000

Not Applicable

(Former name or former address, if changed since last report)

ITEM 5.         OTHER EVENTS.

UAL Corporation (the "Company") is filing herewith a press release issued by the Company as Exhibit 99.1 which is incorporated herein by reference.

ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.     Description

99.1         Press Release

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              UAL CORPORATION

                                                By:  /s/ Francesca M. Maher

                                                Name: Francesca M. Maher

                                                Title: Senior Vice President,

                                                       General Counsel and Secretary

Dated: January 10, 2001